SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2001

                           MedCare Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        0-28790                 87-0429962B
         --------                        -------                 -----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation                                             Identification No.)

1515 West 22nd Street, Suite 1210, Oak Brook, Illinois                 60523
------------------------------------------------------                 -----
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (604) 659-5005


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

     In a letter agreement dated January 4, 2001, Harmel S. Rayat, a Director and majority shareholder of MedCare Technologies, Inc., agreed to acquire 81.5 shares of the Company's convertible preferred stock (par value $0.25) and related warrants for $111,329 and 800,000 restricted common shares for $38,671. The Company also granted Mr. Harmel S. Rayat 4,000,000 share purchase warrants to acquire common shares of the Company at $0.05 expiring January 10, 2005. The agreement also provided the Company undertake to register all shares underlying the Series B Convertible Preferred Stock and the share purchase warrant. The agreement is attached as an exhibit.

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ITEM 6. Resignations of Registrant's Director's

None.

ITEM 7. Financial Statements and Exhibits.

None.

ITEM 8. Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MEDCARE TECHNOLOGIES, INC.

                                                              By: /s/ Ray Krauss
                                                              ------------------
                                                     Ray Krauss, President & CEO

                                                          Date: January 10, 2001